UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  October 23, 2007
_______________________

MICROTEK MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-24866	58-1746149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Suite 300, Alpharetta, Georgia  30004
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code:   (678) 896-4400

__________________________________________________
(Former name or former address, if changed since last report)
_________________________

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 23, 2007, the Board of Directors of Microtek Medical Holdings, Inc. (the “Company”) acted to amend the Company’s Amended and Restated Bylaws for purposes of allowing book-entry ownership of the Company’s shares. The Amended and Restated Bylaws, as so amended, are contained in Exhibit 3.1 attached to this report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

            (a)        Financial statements of businesses acquired.

                        N/A

            (b)        Pro forma financial information.

                        N/A

            (c)        Shell company transactions.

                        N/A

            (d)       Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Microtek Medical Holdings, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTEK MEDICAL HOLDINGS, INC.

Date: October 25, 2007	By: /s/ Dan R. Lee
Dan R. Lee, Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Microtek Medical Holdings, Inc.